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                       SECURITIES AND EXCHANGE COMMISSION

                              Washington, DC 20549


                                   ----------


                                    FORM 8-K


                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

        Date of report (Date of earliest event reported): April 16, 2003
                                                          --------------


                               POLYONE CORPORATION
                      ------------------------------------
               (Exact name of registrant as specified in charter)


        Ohio                        1-16091                    34-1730488
       ------                      ----------                ---------------
   (State or other                (Commission                    (I.R.S.
   jurisdiction of                File Number)                  Employer
   incorporation)                                            Identification
                                                                  No.)



          Suite 36-5000, 200 Public Square, Cleveland, Ohio 44114-2304
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               (Address of principal executive offices) (Zip Code)


       Registrant's telephone number, including area code: (216) 589-4000
                                                           --------------

                                 Not Applicable
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         (Former name or former address, if changed since last report.)

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Item 7.          Financial Statements and Exhibits
--------------------------------------------------

                  (c)  Exhibits

                       Exhibit 99.1 - Press Release dated April 16, 2003

Item 9.         Regulation FD Disclosure
----------------------------------------

     Information required under Item 12 of Form 8-K is being furnished herewith as Exhibit 99.1 in the form of Registrant's press release dated April 16, 2003 pre-announcing earnings for the first quarter of 2003.

Item 12.       Results of Operations and Financial Condition
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     Information required under Items 9 and 12 of Form 8-K is being furnished herewith as Exhibit 99.1 in the form of Registrant's press release dated April 16, 2003 pre-announcing earnings for the first quarter of 2003.

                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934,the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                 POLYONE CORPORATION

                                 By: /s/ Gregory P. Smith
                                    ----------------------------------
                                    Gregory P. Smith
                                    Controller

Dated: April 17, 2003